EXHIBIT 32

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to Section 906 of

the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Ducommun Incorporated (the “Company”) on Form 10-K for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph P. Bellino, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Joseph P. Bellino
Joseph P. Bellino
Vice President and Chief Financial Officer

February 25, 2009

The foregoing certification is accompanying the Form 10-K solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is not being filed as part of the Form 10-K or as a separate disclosure document.